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                                                                  EXHIBIT 10.2


                                 AMENDMENT NO. 1
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT dated as of February 28, 1997, is entered into between John W. Hesse (the "Employee") and Protection One, Inc. (previously known as P1 Acquisition Corporation), a Delaware corporation (the "Company"), with reference to the following facts and objectives:

         A. The Employee and the Company are parties to an Amended and Restated Employment Agreement dated as of May 24, 1996 (as so amended, the "Employment Agreement").

         B. The Employee and the Company desire to further amend the Employment Agreement as provided herein.

         NOW, THEREFORE, the Company and the Employee hereby agree as follows:

              Section 2 of the Employment Agreement is amended to read in full as follows:

         2. The term of this Agreement commenced on September 16, 1991 and shall be continually extended such that at all times the remaining term hereof is three years; provided, however, that this Agreement shall be subject to termination as provided in Section 13 hereof."

              In the second paragraph of Section 17, the date "September 30, 1998" is replaced with the date "May 24, 1999."

              In the third paragraph of Section 17, the date "September 30, 1998" is replaced with the date "May 24, 2000."

              Subject to the foregoing amendments, the Employment Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

PROTECTION ONE, INC.


By:      /s/ James M. Mackenzie, Jr.                   /s/ John W. Hesse
    --------------------------------------         --------------------------
         James M. Mackenzie, Jr.                   JOHN W. HESSE
         President



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